                                                                                                         Exhibit 23

                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent  public  accountants,  we hereby consent to the  incorporation  of our report  included in this Form
10-K into  Northern  Indiana  Public  Service  Company's  previously  filed  Form S-3  Registration  Statement  No.
333-26847.

/s/ Arthur Andersen LLP
Chicago, Illinois
March 27, 2001